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Exhibit 99.2

CEO Update: New Sporting Company Name and Form 10 Filing

Date: 8/13/14

To: All ATK Employees

        Today, ATK filed the registration statement with the Securities and Exchange Commission for the spin-off of the Sporting Group. The filing, known as a Form 10, provides investors and potential investors in the new sporting company with information about its strategy, financials, business operations and leadership team. The filing also includes the new name for the spin-off, which is Vista Outdoor Inc.

        After the company announced its plan to spin-off the Sporting Group and merge the Aerospace and Defense Groups with Orbital Sciences Corporation (April 29, 2014), we conducted a proven and objective name-generation process. This included management, branding and marketing professionals in the Sporting Group, and the Board of Directors to create a name that identifies a leading global designer, manufacturer and marketer of consumer products in the growing outdoor sports and recreation markets.

        Under Vista Outdoor, we will use a "house of brands" approach that represents a portfolio of more than 30 well-known and respected brands. Our strategy is to develop innovative and affordable products, grow our legacy brands and expand into complementary and adjacent markets. Our team will build on our strategic partnerships, continuously improve operations and deliver long-term shareholder value. Our mission is to leverage our experience and passion for our products to help the outdoor enthusiast achieve independence and success in the rugged domain of his or her choice. Vista Outdoor brands and products are for those who seek adventure, strive for achievement and enjoy the journey.

        In addition to the previously named and planned leadership team for Vista Outdoor, I am also pleased to announce that current ATK Directors Michael Callahan, Ambassador April H. Foley and Tig H. Krekel will serve as directors on the Board of Vista Outdoor. We are conducting a search for additional directors, as well as a Senior Vice President (SVP) and General Counsel, an SVP of Human Resources and a Vice President of Marketing. We expect Vista Outdoor to trade on the New York Stock Exchange under the ticker symbol VSTO.

        We have announced that Vista Outdoor will be headquartered in Utah, an outdoor recreation hub for manufacturers and recreational equipment suppliers to the outdoor industry. We will announce the exact location in the coming months. We continue to target the end of calendar year 2014 to complete the spin-off and merger.

        The spin-off is subject to Orbital stockholders approving the merger, ATK stockholders approving the issuance of ATK shares to Orbital stockholders in connection with the merger and the satisfaction of customary regulatory reviews. Additional information concerning Vista Outdoor and the proposed spin-off is contained in the registration statement on Form 10 and the press release (see links below).

        I appreciate your support for the new sporting company, the merger and your efforts to focus on the tasks at hand.

Sincerely,

/s/ Mark DeYoung

Mark DeYoung
President and Chief Executive Officer

A New Day for ATK on ATKnet includes links to the news release and Form 10

*Managers please print and post for employees without email access.

Cautionary Statement Regarding Forward-Looking Statements

        Certain statements in this communication regarding the spin-off and any other statements regarding ATK's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "expected," "intend," "estimate," "anticipate," "believe," "project" or "continue" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: competition in the outdoor sporting market; change in demand and manufacturing costs of our products; supply, availability and costs of raw materials and components, including commodity price fluctuations; risks associated with expansion into new and adjacent commercial markets; government laws and other rules and regulations applicable to Vista Outdoor, including procurement and import-export control; exposure to potential product liability, warranty liability or personal injury claims and litigation; our products, including ammunition and firearms, are subject to extensive regulation; environmental laws that govern past, current and future practices and rules and regulations; changes in the regulation of the manufacture, sale and purchase of firearms and ammunition; security threats, including cybersecurity and other industrial and physical security threats; the costs and ultimate outcome of litigation matters and other legal proceedings; major earthquakes, weather events, cyberattacks, terrorist attacks or other catastrophic events at any of our facilities; financial market disruptions or volatility to our customers and vendors; unanticipated changes in the tax provision or exposure to additional tax liabilities; costs of servicing our debt, including cash requirements and interest rate fluctuations; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates and health care cost trend rates; performance of our subcontractors; and development of key technologies and retention of a qualified workforce.

        Additional information concerning these and other factors can be found in ATK's and Vista Outdoor's filings with the Commission, including ATK's most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and Vista Outdoor's registration statement on Form 10 (which registration statement has not yet been declared effective). ATK and Vista Outdoor assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

        In connection with the proposed "Morris Trust" transaction between ATK and Orbital, ATK and Orbital intend to file relevant materials with the SEC, including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK. In addition, Vista Outdoor filed with the SEC a registration statement on Form 10 (which registration statement has not yet been declared effective). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT, FORM 10, REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, VISTA OUTDOOR AND THE PROPOSED TRANSACTION. The joint proxy statement, Form 10, registration statements/prospectuses and other documents relating to the proposed transaction can be obtained free of charge from the SEC's website at www.sec.gov. These documents can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

        This communication is not a solicitation of a proxy from any investor or securityholder. ATK, Orbital and certain of their respective directors and executive officers, however, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2014 on Form 10-K filed with the SEC on May 23, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on June 13, 2014. Information regarding Orbital's directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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  Exhibit 99.2